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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) February 2, 1998


                             THE WIDECOM GROUP INC.
               (Exact name of Registrant as specified in charter)


  Ontario, Canada                         1-13588                   98-0139939
(State or other jurisdiction            (Commission              (IRS Employer
 of incorporation)                      File Number)         Identification No.)


     72 Devon Road, Brampton Ontario,  Canada       L6T 5B4
(Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code   (905) 712-0505


267 Matheson Boulevard East, Mississaugua, Ontario, Canada     L4Z 1X8
          (Former name or former address, if changed since last report)
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ITEM 5.           OTHER EVENTS.

                  On February 2, 1998, The Widecom Group Inc. ("Widecom") relocated to 72 Devon Road, Bampton Ontario, Canada L6T 5B4. As a result of the foregoing, Widecom's principal executive offices are now located at its new address, 72 Devon Road Brampton, Ontario, Canada L6T 5B4.




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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



                                        THE WIDECOM GROUP INC.
                                        (Registrant)




                                        By: /s/ Suneet S. Tuli
                                           -------------------
                                           Suneet S. Tuli,
                                           Vice President



Dated: February 4, 1998




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